UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2021

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6305 Alondra Boulevard

Paramount, California 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 22, 2021, Belmont Acquisition, Inc., a wholly owned subsidiary of Tattooed Chef, Inc. (the “Company”, “we” and “our”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Belmont Confections, Inc. (“BCI”). BCI is engaged in the business of manufacturing and selling nutrition bars.

Under the terms of the Purchase Agreement, the Company will acquire substantially all of the assets, and assume certain specified liabilities, of BCI, for an aggregate purchase price of approximately $18 million plus the assumption of the assumed liabilities, subject to adjustment as set forth in the Purchase Agreement. Four million dollars of the purchase price shall be paid in the form of the Company’s Common Stock. The number of shares of the Company’s Common Stock payable at closing shall be determined by using the average closing price of the Company’s Common Stock over the three (3) days preceding the closing. The remainder of the purchase price shall be paid in cash. The closing under the Purchase Agreement is subject to customary closing conditions.

The foregoing descriptions of the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 10.1 to this current report on Form 8-K, and is incorporated herein by reference.

Item 8.01 Other Events.

On October 26, 2021, the Company issued a press release announcing that it has entered into the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Asset Purchase Agreement between Belmont Confections, Inc. and BCI Acquisition, Inc.
99.1	Press Release dated October 26, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

By:	/s/ Salvatore Galletti
Name:	Salvatore Galletti
Title:	Chief Executive Officer

Date: October 26, 2021

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